                                                                    EXHIBIT 99.2


                            SECTION 906 CERTIFICATION


         I, Carlos M. Gutierrez, Chairman of the Board, President and Chief Executive Officer of Kellogg Company herby certify that the accompanying Annual Report on Form 10-K of Kellogg Company for the fiscal year ended December 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Kellogg Company.



                            /s/ CARLOS M. GUTIERREZ
                            -----------------------------
                            Name: Carlos M. Gutierrez
                            Title: Chairman of the Board,
                                   President and Chief Executive Officer
                            Date: March 14, 2003